UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2010 (April 30, 2010)

China Transportation International Holdings Group Limited
(Exact name of registrant as specified in its charter)

Nevada	000-53658	26-4694804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Yiyang Xiangyun Group Co., Ltd. No. 823 Taohualun West Road Yiyang City, Hunan Province, China 413000
(Address of principal executive offices)

Registrant’s telephone number, including area code:  +86(737)-421-3711

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes In Registrant’s Certifying Accountant

(a)           Effective April 30, 2010, upon the approval of the board of directors of the China Transportation International Holdings Group Limited, formerly known as China Ding Cheng Science Holdings Co., Ltd. (the “Company”), the Company dismissed Messrs. Lake & Associates CPA’s LLC as the Company’s independent registered public accountant.

On April 1, 2010, the Company consummated a share exchange with Eminent Promise Limited, a corporation incorporated under the laws of the British Virgin Islands (“Eminent Promise”) and the shareholders of Eminent Promise (the “Shareholders”), thereby causing Eminent Promise and its wholly-owned subsidiaries, Tone Express (HK) Limited (“Tone Express”), a corporation incorporated under the laws of Hong Kong Special Administrative Region of PRC, and Yiyang Tone Express (HK) Limited (“Yiyang Tone Express”), a corporation incorporated under the laws of the Peoples Republic of China (“PRC”) to become wholly-owned subsidiaries of the Company, and Yiyang Xiangyun Group Company Limited (“Yiyang Group”), a corporation organized under the PRC laws to become a variable interest entity of the Company (the “Share Exchange”). UHY Vocation HK CPA Limited (“UHY HK”) had been the independent auditors of Yiyang Xiangyun Group Co., Ltd. prior to the Share Exchange, and (as disclosed below) will now be the independent auditors of the Company.

During the fiscal years ended December 31, 2009 and 2008 and from January 1, 2010 to the date of this Report, the reports on the financial statements of the Company issued by Messrs. Lake & Associates CPA’s LLC contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the fiscal years ended December 31, 2009 and 2008 and from January 1, 2010 to the date of this Report, there have been no disagreements (as defined in Item 304(a) (1)(iv) of Regulation S-K) between the Company and Messrs. Lake & Associates CPA’s LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Messrs. Lake & Associates CPA’s LLC, would have caused it to make reference thereto in its report on financial statements for such years.

During the fiscal years ended December 31, 2009 and 2008 and from January 1, 2010 to the date of this Report, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

On April 30, 2010, the Company provided Messrs. Lake & Associates CPA’s LLC with a copy of the foregoing disclosures it is making in response to Item 4.01 on this Form 8-K, and requested Messrs. Lake & Associates CPA’s LLC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter of Messrs. Lake & Associates CPA’s LLC, dated April 30, 2010, is attached as Exhibit 16.1 to this Form 8-K.

(b)           On April 30, 2010, upon the approval of the board of directors of the Company, UHY HK was appointed as the independent registered public accounting firm for the Company.  During the Company’s fiscal years ended December 31, 2009 and 2008 and from January 1, 2010 through the date of the Share Exchange, the Company did not consult with UHY HK regarding any of the matters or events set forth in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

During the fiscal years ended December 31, 2009 and 2008 and from January 1, 2010 through the date of the Share Exchange, neither the Company nor anyone on behalf of the Company has consulted with UHY HK regarding either:

1. The application of accounting principles to specified transactions, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that UHY HK concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

2. Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)           Resignation of Directors

Upon effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act filed with the SEC on April 12, 2010, Anna Herbst resigned as a director on April 29. 2010.

(b)           Appointment of Directors

Upon effectiveness of an information statement required by Rule 14f-1 promulgated under the Exchange Act, the following persons were appointed as directors:

Name	Age

Mr. Jianming Liu	52

Mr. Liqin Cui	46

Biographical Information

Mr. Jianming Liu. acts as Vice General Manager and Director of Yiyang Group since April 2005 and has remarkable achievements in the management of station affairs and vehicle fleets. Mr. Liu has rich working experience and is able to well coordinate and deal with the affairs of the Group. Prior to be Vice General Manager and Director of the Company, Mr. Liu had acted as a technician and team header of Yiyang Automobile Transportation Company, Manager of Passenger Transportation Branch Company, and Vice General manager of Yiyang Automobile Transportation Company.

Mr. Liqin Cui.  acts as Vice General Manager and Director of Yiyang Group since April 2006. He has rich experience in the management of the front-end passenger transportation business and plays a very important role in the Company in respects of safe operation, transportation service, and marketing management, etc. Mr. Cui has acted as Manager of Yiyang Yincheng Passenger Transport Co., Ltd, Deputy Director of Security and Locomotive Department of Yiyang Automobile Transportation General Company, and Manager of Ziyang Transportation Branch Company.

Item 9.01  Financial Statements and Exhibits

(c)           Exhibits.

16.1           Letter regarding changing of certifying accountant dated April 30, 2010.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 30, 2010

China Transportation International Holdings Group Limited

By:	/s/ Caichun Wen
Name: Caichun Wen
Title: Chief Executive Officer and Secretary